MORTGAGE AND SECURITY AGREEMENT

                                    $675,000

     THIS MORTGAGE AND SECURITY AGREEMENT, dated January 16, 1998 from Disc Graphics, Inc., 10 Gilpin Avenue, Hauppauge, New York 11788 ("Mortgagor") to KeyBank National Association, a national banking association, 1377 Motor Parkway, Islandia, New York 11788 ("Mortgagee").

     WITNESSETH, that to secure the payment of an indebtedness evidenced by Mortgagor's Promissory Note for $675,000 bearing even date herewith, as the same may be modified, renewed or extended (the "Note"), which sum, with interest thereon, is to be paid by Mortgagor to Mortgagee in accordance with the terms of the Note, and also to secure the payment by Mortgagor to Mortgagee of all sums expended or advanced by Mortgagee pursuant to any covenant, term or provision of this Mortgage or any other Loan Document (as that term is defined in the Note), and to secure the performance of each covenant, term and provision by Mortgagor to be performed pursuant to this Mortgage or any other Loan Document, Mortgagor hereby mortgages and warrants to Mortgagee, its successors and assigns, the following property (the "Mortgaged Property") whether now owned or held or hereafter acquired:

     ALL THAT TRACT OR PARCEL OF LAND situate in the State of Indiana, City of Indianapolis, County of Marion, and being the same premises described in Schedule "A" hereto annexed and made a part hereof (the "Premises").

     ALL RIGHT, TITLE AND INTEREST of Mortgagor in and to any and all buildings, structures and improvements, including without limitation, the foundations and footings thereof, now or at any time hereafter erected, constructed or situated upon the Premises or any part thereof (the "Improvements").

     TOGETHER with all fixtures, chattels and articles of personal property now or hereafter attached to and used in connection with the Premises, together with any and all replacements thereof and additions thereto (the "Chattels"). This Mortgage shall be considered a financing statement pursuant to the provisions of the Uniform Commercial Code, covering fixtures which are affixed to the Premises. The types of collateral covered hereby are described in this paragraph. The debtor is Disc Graphics, Inc. The secured party is KeyBank National Association. Their addresses are set forth above.

     TOGETHER with all right, title and interest, if any, of Mortgagor of, in and to the bed of any street, road or avenue, opened or proposed, in front of, adjoining or abutting upon the Premises to the center line thereof.

     TOGETHER with any and all awards heretofore and hereafter made with respect to the Premises by any governmental or other lawful authorities for the taking by eminent domain of the whole or any part of the Premises, or any easement therein, including any awards for any changes of grade of streets, which said awards are hereby assigned to Mortgagee, who is hereby authorized to collect and receive the proceeds of any such awards from such authorities and to give proper receipts and acquittances therefor, and to apply the same toward the payment of the amount owing on account of this Mortgage and the Note, notwithstanding the fact that the amount owing thereon may not then be due and payable.

          TO HAVE AND TO HOLD the Mortgaged Property unto Mortgagee, its successors and assigns, PROVIDED ALWAYS that if Mortgagor shall pay or cause to be paid to Mortgagee, its successors and assigns, said principal sum of money and other charges mentioned and set forth in this Mortgage and in the Note, together with interest thereon, then and from thence forth, the Mortgaged Property and the estate hereby granted shall cease, determine and be void.

          AND Mortgagor covenants with Mortgagee as follows:

     1. Representations. Mortgagor hereby represents and warrants to Mortgagee as follows:

          (a) The Loan Documents are in all respects valid and legally binding obligations, enforceable in accordance with their respective terms.

          (b) The execution and delivery of the Loan Documents by Mortgagor and any guarantor do not, and the performance and observance by Mortgagor and any guarantor of their obligations thereunder will not, contravene or result in a breach of (i) any provision of Mortgagor's certificate of incorporation or by-laws, or (ii) any governmental requirements, or (iii) any decree or judgment binding on Mortgagor or any guarantor, or (iv) any material agreement or instrument binding on Mortgagor or any guarantor or any of their respective properties, nor will the same result in the creation of any lien or security interest under any such agreement or instrument.

          (c) There are no actions, suits, investigations or proceedings pending at law, in equity or by any governmental authority, or to the knowledge of Mortgagor, threatened against or affecting Mortgagor (or any officer, director or shareholder of Mortgagor), any guarantor or the Mortgaged Property, or involving the validity or enforceability of any of the Loan Documents or the priority of the lien thereof, or which will affect Mortgagor's ability to repay the Note.

          (d) Mortgagor represents and warrants that it is the fee simple owner of the Mortgaged Property free of defects, liens, and encumbrances of any nature, other than those exceptions to title that are set forth in the policy of title insurance insuring this Mortgage issued to Mortgagee on the date hereof ("Permitted Exceptions"). Mortgagor warrants that this Mortgage is and shall be maintained as a valid first lien priority mortgage on the Mortgaged Property, subject only to the Permitted Exceptions, and shall defend the same against the claims of all persons. Mortgagor has no knowledge of any violations or notices of violations of any requirements.

          (e) Mortgagor is a Delaware corporation (i) is duly formed and validly existing under the laws of the state in which it is formed, (ii) if required by the laws of the state in which the Premises is located, is fully qualified to do business in Indiana, (iii) has the power, authority and legal right to own and operate its properties and assets, to carry on the business conducted and proposed to be conducted by it, and to engage in the transactions contemplated by the Loan Documents, and (iv) the execution and delivery of the Loan Documents to which it is a party and the performance and observance of the provisions thereof have all been duly authorized by all necessary corporate actions.

          (f) All utility services necessary and sufficient for the construction, development and operation of the Mortgaged Property for its intended purposes are presently available to the Premises through dedicated public rights of way or through perpetual private easements.

          (g) Neither the Mortgaged Property nor any portion thereof is now damaged as result of any fire, explosion, accident, flood or other casualty or has been the subject of any taking, and to Mortgagor's knowledge, no taking is pending or contemplated.

          (h) Any brokerage commissions due in connection with the transactions contemplated hereby have been paid in full and that any such commissions coming due in the future will be promptly paid by Mortgagor. Mortgagor shall indemnify Mortgagee from any liability, claims or losses arising by reason of any such brokerage commissions. This provision shall survive the repayment of the Note and shall continue in full force and effect so long as the possibility of such liability, claims or losses exists.

          (i) The financial statements of Mortgagor and any guarantor previously delivered to Mortgagee are true and correct in all respects, have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present the respective financial conditions of Mortgagor and any guarantor as of the respective dates thereof and the results of their operations for the periods covered thereby. No material adverse change has occurred in the assets, liabilities, or financial conditions reflected therein since the respective dates thereof.

          (j) All federal, state and other tax returns of Mortgagor and any guarantor required by law to be filed have been filed, that all federal, state and other taxes, assessments and other governmental charges upon Mortgagor and any guarantor or their respective properties which are due and payable have been paid or are being contested in good faith, and Mortgagor and any guarantor have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods for which such returns have been filed.

          (k) Mortgagor has made no contract or arrangement of any kind (whether oral or written, formal or informal), the performance of which by the other party thereto is expected to give rise to a lien or encumbrance on the Mortgaged Property, except for contracts (all of which have been disclosed in writing to Mortgagee) made by Mortgagor with parties who have executed and delivered lien waivers to Mortgagor, and which will not create rights in existing or future lien claimants which may be superior to the lien of the Mortgage.

          (l) The rights of way for all roads necessary for the full utilization of the Improvements for their intended purposes have either been acquired by Mortgagor, the appropriate governmental authority or have been dedicated to public use and accepted by such governmental authority, and all such roads shall have been completed, or all necessary steps shall have been taken by Mortgagor and such governmental authority to assure the complete construction and installation thereof prior to the date upon which access to the Mortgaged Property via such roads will be necessary. All curb cuts, driveway permits and traffic signals necessary for access to the Mortgaged Property are existing or have been fully approved by the appropriate governmental authority.

          (m) No Event of Default (hereinbelow defined) exists and no event which but for the passage of time, the giving of notice or both would constitute an Event of Default has occurred.

          2. The Indebtedness. Mortgagor will pay the indebtedness as provided in the Note or in any modification, renewal or extension of the Note.

          3. Insurance. Mortgagor shall maintain insurance with respect to the Premises, the Improvements and the Chattels against such risks and for such amounts as are customarily insured against by businesses of like size and type, and shall pay, as the same become due and payable, all premiums in respect thereto, including but not limited to:

          (a) Insurance protecting the interests of Mortgagor and Mortgagee as their interests may appear against loss or damage to the Improvements by fire, lightning, flood and other casualties normally insured against, with a uniform standard extended coverage endorsement, such insurance at all times to be in an amount of the Note or the total cash replacement value of the Improvements, as determined at least once every three years by a recognized appraiser or insurer selected by Mortgagor and approved by Mortgagee.

          (b) Boiler and machinery  insurance  covering  physical  damage to the
Improvements and to the major components of any central heating, air conditioning or ventilation systems and such other equipment as Mortgagee shall designate.

          (c) Business interruption insurance in an amount sufficient to allow Mortgagor to recover 80% of the net income derived from its operations at the Mortgaged Property.

          (d) Workers' compensation insurance, disability benefits insurance, and such other form of insurance which Mortgagor is required by law to provide, covering loss resulting from injury, sickness, disability or death of employees of Mortgagor who are located at or assigned to the Premises.

          (e) Insurance protecting Mortgagor and Mortgagee against loss or losses from liabilities imposed by law or assumed in any written contract and arising from personal injury and death or damage to the property of others caused by accident or occurrence, in such amounts as may be designated from time to time by Mortgagee, excluding liability imposed upon Mortgagor by any applicable workers' compensation law, or such other amounts as may be required in writing by Mortgagee; and a blanket excess liability policy in an amount reasonably satisfactory to Mortgagee protecting Mortgagor and Mortgagee against any loss or liability or damage for personal injury or property damage.

     4. Other Insurance Provisions. (a) All insurance required under this Mortgage shall be procured and maintained in financially sound and generally recognized responsible insurance companies selected by Mortgagor and authorized to write such insurance in the State of Indiana and acceptable to Mortgagee. Such insurance may be written with deductible amounts comparable to those on similar policies carried by other entities engaged in businesses similar in size, character and other respects to those in which Mortgagor is engaged. All policies evidencing such insurance shall provide for (i) payment of the losses to Mortgagor and Mortgagee as their respective interests may appear, and (ii) at least 30 days written notice to Mortgagor and Mortgagee prior to cancellation, reduction in policy limits or material change in coverage thereof. The insurance required by Section 3(a) shall contain a standard mortgagee endorsement in favor of Mortgagee. All insurance required hereunder shall be in form, content and coverage reasonably satisfactory to Mortgagee. The original policy, or a certified duplicate copy thereof, for all insurance required hereby shall be delivered to Mortgagee. The proceeds of any insurance which are paid to Mortgagee may be applied by Mortgagee toward the payment of any monies secured by this Mortgage, or, may be paid over, wholly or in part, to Mortgagor for the repair of the Improvements or for any other purpose or object satisfactory to Mortgagee. Mortgagor shall deliver to Mortgagee at least 30 days prior to the expiration date of any insurance coverages required hereunder, a certificate reciting that there is in full force and effect, with a term covering at least the next succeeding year, insurance in the amounts and of the types required hereunder.

          (b) Notwithstanding the foregoing, Mortgagee shall allow the use of such proceeds for the restoration of the Improvements if (i) Mortgagee determines such proceeds are sufficient to complete the restoration, or if such proceeds are insufficient for completion of such restoration, Mortgagor deposits with Mortgagee an amount equal to the difference between Mortgagee's estimated cost of restoration and the insurance proceeds, or adequate security (in Mortgagee's reasonable judgment) therefor (ii) there has been no Event of Default under this Mortgage which continues at the time of such loss, (iii) the date of the casualty loss is not less than 12 months prior to maturity date of the Note and (iv) Mortgagor has in effect the business interruption insurance described in Section 3(c). If the foregoing conditions are met, Mortgagee may restore the damage, but the use and advancing of the proceeds shall be as provided in subsection (d) of this Section.

     (c) Mortgagor  shall give  Mortgagee  prompt written notice of damage to or destruction of any Mortgaged Property. If Mortgagee does not require full payment of the Note within 30 days of the damage or destruction and permits Mortgagor to use insurance proceeds for the repair thereof, Mortgagor shall promptly commence and diligently continue to perform the repairs and rebuilding of the Mortgaged Property so damaged or destroyed (the "Work"). The Work shall be conducted and completed in full compliance with the provisions hereof and all legal requirements and so that the Mortgaged Property shall be at least equal in value and general utility as they were prior to such damage or destruction. If the cost of the Work in the reasonable judgment of Mortgagee exceeds $75,000 ("Major Work"), Mortgagor shall prior to the commencement of the Major Work furnish to Mortgagee for its approval (i) complete plans and specifications for the Major Work, with satisfactory evidence of the approval thereof by all governmental authorities whose approval is required and by an architect satisfactory to Mortgagee (the "Architect") accompanied by the Architect's signed estimate of the entire cost of completing the Major Work, (ii) certified copies of all permits and approvals required by law in connection with the commencement and conduct of the Major Work, and (iii) either (A) a surety bond or guaranty of the payment for and completion of the Major Work in form satisfactory to Mortgagee in an amount not less than the Architect's estimate of the entire cost of completing the Major Work, less the amount of insurance proceeds then held by Mortgagee for application toward the cost of the Major Work or (B) a deposit equal to the difference between Mortgagee's estimated cost of restoration and such insurance proceeds. After commencing the Major Work, Mortgagor shall perform the Major Work diligently and in good faith in accordance with the plans and specifications submitted.

          (d) If Mortgagor is permitted under the terms hereof to use the net insurance proceeds, after any cost to Mortgagee of recovery and of paying out such proceeds (including reasonable attorneys' fees and costs allocable to inspecting the Work and the plans and specifications therefor), towards restoration of the damaged Mortgaged Property, Mortgagee or its agent shall apply such insurance proceeds as follows:

               (i) At Mortgagee's option exercised from time to time, to Mortgagor or directly to the contractors, subcontractors, materialmen, laborers, engineers, architects and other persons rendering services or materials for the Work, as said Work progresses except as otherwise hereinafter provided, but subject to the following conditions, any of which Mortgagee may freely waive:

                    (A) The Architect shall be in charge of the Work if it is Major Work;

                    (B) Each request for payment shall be made on seven days notice to Mortgagee and shall be accompanied by a certificate of the Architect (if one is required) or an officer of Mortgagor stating that (i) all of the Work completed has been done in compliance with the approved plans and specifications, if required, and in accordance with all provisions of law, (ii) the sum requested is to pay or reimburse Mortgagor for payments by Mortgagor to the contractor, subcontractor, materialmen, laborers, engineers, architects or other persons rendering services or materials for the Work (giving a brief description of such services and materials), and that when added to any sums previously paid out by Mortgagee, does not exceed the estimated value of the Work done to date of such certificate and (iii) the amount of such proceeds and other deposits remaining in the hands of Mortgagee is estimated to be sufficient on completion of the Work to pay for the same in full (giving in such reasonable detail as Mortgagee may require an estimate of the cost of such completion);

     (C) Each request shall be accompanied by waivers of liens satisfactory to Mortgagee covering any Work previously paid for and with respect to the final payment request, by a search prepared by the title company which insured the lien hereof or other evidence satisfactory to Mortgagee that there is not a mechanic's or other lien or encumbrance in respect of any part of the Work and that there exist no liens or encumbrances on or affecting any Mortgaged Property other than Permitted Exceptions;

     (D) The request for any payment after the Work has been completed shall be accompanied by a copy of all certificates, permits, licenses or other documents required by law to render occupancy of the Premises and Improvements legal.

              (ii) Upon completion of the Work and payment in full therefor, or if Mortgagor fails to commence promptly after collection of the insurance proceeds or diligently to continue the Work, or at any time upon request by Mortgagor, Mortgagee may apply the amount of any such proceeds it holds to the payment of the Note. Nothing herein shall prevent Mortgagee from applying at any time any such proceeds to the curing of any Event of Default under this Mortgage or the Note.

     5. Alterations. No Improvements shall be structurally altered, removed or demolished without the prior written consent of Mortgagee.

     6. Appointment of Receiver. Mortgagee in any action to foreclose this Mortgage shall be entitled, without notice and as a matter of right and without regard to the adequacy of any security of the indebtedness or the solvency of Mortgagor, upon application to any court having jurisdiction, to the appointment of a receiver of the rents, income and profits of the Mortgaged Property. If an Event of Default (hereinbelow defined) occurs under this Mortgage, as a matter of right and without regard to the adequacy of any security for the Note, Mortgagor, upon demand of Mortgagee, shall surrender the possession of, and it shall be lawful for Mortgagee, by such officer or agent as it may appoint, to take possession, of all or any part of the Mortgaged Property together with the books, papers, and accounts of Mortgagor pertaining thereto, and to hold, operate and manage the same, and from time to time to make all needed repairs and improvements as Mortgagee shall deem wise; and, if Mortgagee deems it necessary or desirable, to complete construction and equipping of any Improvements and in the course of such construction or equipping to make such changes to the same as it may deem desirable; and Mortgagee may sell the Mortgaged Property or any part thereof, or institute proceedings for the complete or partial foreclosure of the lien of this Mortgage on the Mortgaged Property, or lease the Premises or any part thereof in the name and for the account of Mortgagor or Mortgagee and collect, receive and sequester the rents, revenues, earnings, income, products and profits therefrom, and out of the same and any other monies received hereunder pay or provide for the payment of, all proper costs and expenses of taking, holding, leasing, selling and managing the same, including reasonable compensation to Mortgagee, its agents and counsel, and any charges of Mortgagee hereunder, and any taxes and other charges prior to the lien of this Mortgage which Mortgagee may deem it wise to pay.

          7. Payment of Taxes. (a) Mortgagor will pay all taxes, assessments, sewer rents or water rates or sums due under any payment in lieu of tax agreement ("Pilot Agreement") and in default thereof, Mortgagee may pay the same. If Mortgagee shall pay any such tax, assessment, sewer rent or water rate, Mortgagee shall have the right, among other rights, to declare the amount so paid with interest thereon immediately due and payable, and upon default of Mortgagor in paying any such amount with interest thereon, Mortgagee shall have the right to foreclose for such amount subject to the continuing lien of this Mortgage for the balance of the mortgage indebtedness not then due.

          (b) If Mortgagor fails to pay any sum Mortgagor has agreed to pay pursuant to this covenant for a period in excess of 60 days after the same is due and payable, in addition to any other remedies available to Mortgagee hereunder, Mortgagee may, at its option, require that Mortgagor deposit with Mortgagee, monthly, one-twelfth of the annual charges for taxes and any other sums Mortgagor is obligated to pay pursuant to this covenant and Mortgagor shall make such deposits with Mortgagee. Mortgagor shall simultaneously therewith deposit with Mortgagee a sum of money which together with the monthly installments aforementioned will be sufficient to make payment of all sums required to be paid hereunder at least 30 days prior to the due date of such payments, it being understood that Mortgagee shall calculate the amount of such deposits and notify Mortgagor of the sum due. Should an Event of Default occur, the funds deposited with Mortgagee pursuant to this provision may be applied in payment of the charges for which said funds shall have been deposited or to the payment of any other sums secured by this Mortgage as Mortgagee sees fit.

          8.   [intentionally omitted]

          9. Statement of Amount Due. Mortgagor, within five days upon request in person or within 15 days upon request by mail, shall furnish a written statement duly acknowledged of the amount due on this Mortgage and whether any offsets or defenses exist against the said indebtedness.

          10. Notices. All notices, consents, approvals and other communications required or permitted to be given to a party under this Agreement shall be in writing and shall be delivered personally to the party, sent by any national overnight courier or mailed first class certified mail, return receipt requested, to the party at the address indicated on page one, to the attention of Joseph Burns for Mortgagee, and to the attention of Donald Sinkin and Frank
A. Bress, Esq., general counsel for Mortgagor. Any item delivered in accordance with the provisions of this Section shall be deemed to have been delivered (i) on the date of personal delivery, (ii) on the business day following the date sent by overnight courier or (iii) on the fifth day following the date on which it was so mailed, as the case may be.

          11. Warranty of Title. Mortgagor warrants the title to the Premises, Improvements and Chattels.

          12. Sale in One Parcel. In case of a sale, the Premises may be sold in one parcel together with the Improvements and Chattels. Should the Premises consist of more than one parcel, in the event of a foreclosure of this Mortgage or any mortgage at any time consolidated with this Mortgage, Mortgagor agrees that Mortgagee shall be entitled to a judgment directing the referee appointed in the foreclosure proceeding to sell all of the parcels constituting the Premises at one foreclosure sale, either as a group or separately and that Mortgagor expressly waives any right that it may now have or hereafter acquire to (i) request or require that the parcels be sold separately or (ii) request, if Mortgagee has elected to sell parcels separately, that there be a determination of any deficiency amount after any such separate sale or otherwise require a calculation of whether said parcel or parcels separately sold were conveyed for their "fair market value".

          13.  [intentionally omitted]

          14. Negative Covenants. Mortgagor will not (i) execute an assignment of the rents, income or profits, or any part thereof from the Mortgaged Property except to Mortgagee, or (ii) except where the tenant is in default thereunder, terminate or consent to the cancellation or surrender of any lease of the Premises or Improvements or of any part thereof, now existing or hereafter to be made, having an unexpired term of two years or more, except that any lease may be canceled provided that promptly after the cancellation or surrender thereof a new lease is entered into with a new tenant having a credit standing, in the judgment of Mortgagee, at least equivalent to that of the tenant whose lease was canceled, on substantially the same terms as the terminated or canceled lease, or modify any such lease so as to shorten the unexpired term thereof or so as to decrease the amount of the rents payable thereunder, or (iii) accept prepayments of any sums to become due under such leases, except prepayments of rent for more than one month in advance or prepayments in the nature of security for the performance of the tenants thereunder, (iv) in any other manner impair the value of the Mortgaged Property or the security of this Mortgage, (v) enter into any lease for all or a substantial part of the Mortgaged Property (other than to an affiliate of Mortgagor) or (vi) further encumber, alienate, hypothecate, grant a security interest in or grant any other interest whatsoever in the Mortgaged Property. No rent reserved under any lease of the Premises or Improvements has been assigned or anticipated, and no rent for any period subsequent to the date hereof has been collected in advance of the due date. Mortgagor will not execute any lease of all or a substantial portion of the Premises or Improvements except for actual occupancy by the tenant thereunder, and will at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in all current or future leases of the Premises or Improvements required on the part of the landlord to be kept and performed, and will at all times do all things necessary to compel performance by the tenant under each lease of all obligations, covenants and agreements by such tenant to be performed. If any lease provides for tenant's giving status certificates, Mortgagor shall exercise its right to request such certificates within five days of any demand therefor by Mortgagee. Mortgagor shall furnish to Mortgagee, upon request of Mortgagee to do so, a written statement containing the names of all tenants of the Premises or Improvements, the terms of their respective leases, the space occupied and the rentals payable thereunder.

     15. [intentionally omitted]

     16. Books and Records. (a) In addition to any requirements elsewhere in the Loan Documents, Mortgagor shall keep and maintain at all times at Mortgagors' addresses stated in this Mortgage, complete and accurate books of accounts and records adequate to reflect correctly the results of the operation of the Mortgaged Property and copies of all written contracts, leases and other instruments which affect the Mortgaged Property. Mortgagor may relocate such books and records to the extent permitted under the terms of the Credit Agreement and Security Agreement, both dated February 26, 1997, between
Mortgagor and Mortgagee. Such books, records, contracts, leases and other instruments shall be subject to examination and inspection at any reasonable time by Mortgagee.

     (b) Upon request of Mortgagee in writing, Mortgagor shall promptly provide Mortgagee with all documents reasonably requested by Mortgagee prepared in the form and manner called for in such request and as may reasonably relate to the operation or condition thereof, or the financial condition of Mortgagor or any party obligated on the Note or under any guaranty, including, without limitation, all leases or leasehold interests granted to or by Mortgagor, rent rolls and tenant lists, rent and damage deposit ledgers, operating statements, profit and loss statements and balance sheets, personal financial statements of Mortgagor or income tax returns (including quarterly returns), any or all of which documents shall be audited or certified as true and accurate by a certified public accountant, if requested by Mortgagee, and shall cover such period or periods as may be specified by Mortgagee.

     (c) In addition, Mortgagor shall promptly furnish or cause to be furnished to Mortgagee, to the extent any tenant prepares the same or the same are required by any tenant's lease, annual financial statements of any tenant of the Mortgaged Property where such tenant leases 15% percent or more of the gross leasable area of the Improvements, each such statement to be delivered as soon as practicable following the end of each fiscal year of such tenant, but in any event within 120 days thereafter, and each such statement to include balance sheets, statements of operations and statements of changes in financial position as of the end of such year.

     (d) So long as the Note is outstanding, Mortgagor shall furnish Mortgagee with the financial statements and information required under the terms of the Credit Agreement dated February 26, 1997 between them, and shall comply with all affirmative and negative covenants set forth in such Credit Agreement.

     (e) Mortgagee or its agents will have the right of access and to inspect and copy all records at Mortgagor's premises at all times during normal business hours and upon reasonable notice.

     (f) All other loans or debt of Mortgagor, including specifically but without limitation, any loans from any guarantor, shall be subordinate in payment and priority to the Note and any other loans from Mortgagee to Mortgagor.

     17. Future Laws. If after the date of this Mortgage of any federal, state or municipal law is enacted, deducting from the value of land for the purposes of taxation any lien thereon, or changing in any way, the laws for the taxation of mortgages or debts secured by mortgages, or the manner of collection of any such taxes so as to affect Mortgagee, this Mortgage, or said indebtedness, Mortgagee shall have the right to accelerate payment of said indebtedness upon 30 days notice to Mortgagor, whereupon payment of said indebtedness shall become due, payable and collectible.

     18. [intentionally omitted]

     19. Provisions regarding use of Mortgaged Property. Mortgagor is not responsible for any action or omission, and does not know of any action or omission by any prior owner, that would cause the Mortgaged Property to be subject to forfeiture pursuant to any law, rule or regulation (a "Forfeiture"). The Mortgaged Property has not been acquired with any proceeds from a transaction or an activity that would cause the Mortgaged Property to be subject to Forfeiture, and Mortgagor shall not use, and will not permit any third party to use, the Mortgaged Property or any portion thereof or interest therein for any purpose or activity that would cause a Forfeiture.

     20. Actions and Proceedings. If any action or proceeding is commenced to which Mortgagee is made a party and in which it becomes necessary in the opinion of Mortgagee to defend or uphold the lien of this Mortgage, all sums paid by Mortgagee for the expense of any litigation to prosecute and defend the rights and lien created by this Mortgage, including reasonable counsel fees, costs and allowances, shall, together with interest thereon be a lien on the Mortgaged Property and secured by this Mortgage and shall be collectible like said indebtedness and paid on demand.

     21. Security Interest under the Uniform Commercial Code. Mortgagee is authorized to sign as the agent of Mortgagor such additional agreements as Mortgagee at any time may deem necessary or proper or require to grant to Mortgagee a perfected security interest in the Chattels. If Mortgagor declines to do so, then Mortgagee is authorized to file financing statements (as such term is defined in said Uniform Commercial Code) with respect to the Chattels, at any time, without the signature of Mortgagor. Mortgagor will, however, at any time upon request of Mortgagee, sign such financing statements. Mortgagor will pay all filing fees for the filing of such financing statements and for the refiling thereof at the times required, in the opinion of Mortgagee, by said Uniform Commercial Code. If the lien of this Mortgage is subject to any security agreement covering the Chattels, then in the event of any default under this Mortgage, all the right, title and interest of Mortgagor in and to any and all of the Chattels is hereby assigned to Mortgagee, together with the benefit of any deposits or payments now or hereafter made thereof by Mortgagor or the predecessors or successors in title of Mortgagor in the Mortgaged Property.

     22. Condemnation. (a) Any and all awards heretofore and hereafter made to Mortgagor and all subsequent owners of the Mortgaged Property by any governmental or other lawful authorities for the taking by eminent domain of the whole or any part of the Mortgaged Property or any easement therein, including any awards for any changes of grade of streets, are hereby assigned to Mortgagee, who is hereby authorized to collect and receive the proceeds of any such awards from such authorities, to give proper receipts and acquittances therefor and to apply the same toward the payment of the amount owing on account of this Mortgage and said indebtedness, notwithstanding the fact that the amount owing thereon may not then be due and payable; and Mortgagor hereby covenants and agrees, upon request, to make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning the aforesaid awards to Mortgagee free, clear and discharged of any and all encumbrances of any kind or nature whatsoever. Mortgagor shall continue to make all payments required by the Note until any such award shall have been actually received by Mortgagee and any reduction in said indebtedness resulting from the application by Mortgagee of such award shall be deemed to take effect only on the date of such receipt.

          (b) Notwithstanding the foregoing, if any one or more of the portions of the Mortgaged Property described below shall be damaged or taken through condemnation, either temporarily or permanently, then the entire balance due under the Note and any other Loan Documents shall, at the option of Mortgagee, become immediately due and payable:

     (i) Any portion or portions of the Improvements or the support or foundation of any portion or portions of the Improvements; or

     (ii) Ten percent or more of any parking area; or

     (iii) Any portion or portions of the Premises which, when so damaged or taken, would result either in (A) an impairment of access to the Improvements from the publicly dedicated rights of way now adjoining the Premises, or (B) the failure of the Improvements to comply with any building code, zoning or other governmental laws or regulations, lease or other agreement to which the Mortgaged Property is subject.

          (c) Mortgagor authorizes Mortgagee, at Mortgagee's option, as attorney in fact for Mortgagor, to commence, appear in and prosecute in Mortgagor's or Mortgagee's name, any action or proceeding relating to any condemnation or other taking of the Mortgaged Property and to settle or compromise any claim in connection with such condemnation or other taking, but Mortgagor also shall have the right to have its own co-counsel in any such proceeding and to approve any settlement.

          23. No Defenses. This Mortgage is a valid first priority lien securing the debt represented by the Note and there are no defenses or offsets to this Mortgage or to the said indebtedness.

          24. Leases of the Mortgaged Property. Mortgagor will not lease all or any portion of the Mortgaged Property (other than to an affiliate of Mortgagor) without Mortgagee's consent. If such consent is given, all leases covering more than 15% of the gross leasable area of the Mortgaged Property must require the tenant to provide Mortgagee with annual financial statements of the tenant certified to by an independent certified public accountant. Mortgagor, at Mortgagee's request, shall furnish Mortgagee with executed copies of all leases hereafter made of all or any part of the Mortgaged Property, and all leases now or hereafter entered into will be in form and substance subject to the approval of Mortgagee.

     25. Transfer of Mortgaged Property. The full amount of the outstanding indebtedness secured hereby, with all accrued interest, shall be immediately due and payable at Mortgagee's option in the event of the sale, conveyance or transfer, by deed, lease (other than as permitted herein), any other voluntary or involuntary act or by operation of law or otherwise (including the entry into any land sale contract, sale-leaseback arrangement or other similar agreement) of any interest in any of the Mortgaged Property, or if any other mortgages, liens or encumbrances are placed on the Mortgaged Property other than Permitted Exceptions.

     26. Access. Mortgagee, by its employees or agents, shall at all times have the right to enter upon the Mortgaged Property during reasonable business hours for the purpose of examining and inspecting the same.

     27. [intentionally omitted]

     28. Performance of Mortgagor's Covenants by Mortgagee. In the event of any default in the performance of any of the covenants, terms, or provisions of Mortgagor under this Mortgage, Mortgagee may, at the option of Mortgagee, perform the same and the cost thereof, with interest, shall immediately be due from Mortgagor to Mortgagee and secured by this Mortgage.

     29. Remedies not Exclusive. Mortgagee shall have the right from time to time, to take action to recover any amounts of past due principal indebtedness and interest thereon, or any installment of either, or any other sums required to be paid under the covenants, terms and provisions of this Mortgage or the Note, as the same become due, whether or not the principal indebtedness secured, or any other sums secured by the Note or this Mortgage shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for default or defaults by Mortgagor existing at the time such earlier action was commenced.

     30. Additional Acts and Documents. Mortgagor covenants that it will do, execute, acknowledge, deliver, file or record, or cause to be recorded every and all such further acts, deeds, conveyances, advances, mortgages, transfers and assurances, in law as Mortgagee shall require for the better assuring, conveying, transferring, mortgaging, assigning and confirming unto Mortgagee all and singular the Mortgaged Property.

     31. Remedies Cumulative. The rights and remedies herein afforded to Mortgagee shall be cumulative and supplementary to and not exclusive of any other rights and remedies afforded the holder of this Mortgage and the Note.

     32. Successors. All of the provisions of this Mortgage shall inure to the benefit of Mortgagee and of any subsequent holder of this Mortgage and shall be binding upon Mortgagor and each subsequent owner of the Mortgaged Property.

     33. Effect of Releases. Mortgagee, without notice, may release any part of the security described herein, or any person or entity liable for any indebtedness secured hereby without affecting the lien hereof upon any part of the security not expressly released, and may agree with any party obligated on said indebtedness or having any interest in the security described herein to extend the time for payment of any part or all of the indebtedness secured hereby. Such agreement shall not release or impair the lien hereof, but shall extend the lien hereof as against the title of all parties having any interest in said security, which interest is subject to said lien, and no such release or agreement shall release any person or entity obligated to pay any indebtedness secured hereby.

     34. Waivers. Any failure by Mortgagee to insist upon Mortgagor's strict performance of any of the covenants, terms and provisions of this Mortgage shall not be deemed to be a waiver thereof. Notwithstanding any such failure, Mortgagee shall have the right thereafter to insist upon the strict performance by Mortgagor of any and all of the covenants, terms and provisions of this Mortgage. Neither Mortgagor nor any other person or entity now or hereafter obligated for the payment of the whole or any part of said indebtedness shall be relieved of such obligation by reason of (i) the failure of Mortgagee to comply with any request of Mortgagor, or of any other person or entity so obligated,
(ii) the failure of Mortgagee to take action to foreclose this Mortgage or otherwise enforce any of the covenants, terms and provisions of this Mortgage or the Note, (iii) the release, regardless of consideration, of the whole or any part of the security held for payment of said indebtedness or (iv) any agreement or stipulation between any subsequent owner or owners of the Mortgaged Property and Mortgagee modifying the covenants, terms and provisions of this Mortgage or the Note without first having obtained the consent of Mortgagor or such other person or entity. In the last mentioned event, Mortgagor and all such other persons or entities shall continue liable to make such payments according to the terms and provisions of any such agreement or extension or modification unless expressly released and discharged in writing by Mortgagee. Mortgagee may release, regardless of consideration, any part of the security held for payment of said indebtedness without, as to the remainder of the security, in any way impairing or affecting the lien of this Mortgage or the priority of such lien over any subordinate lien. Mortgagee may resort for the payment of said indebtedness to any other security therefor held by Mortgagee in such order and manner as Mortgagee may elect.

     35. Interest on Advances. Wherever under this Mortgage or by law Mortgagee is entitled to interest on advances made or expenses incurred, it shall be computed at the interest rate payable under the Note.

     36. Mortgagee not Obligated. Nothing herein contained shall be construed as making the payment of any insurance premiums, taxes or assessments obligatory upon Mortgagee, although Mortgagee may pay same, or as making Mortgagee liable in any way for loss, damage or injury, resulting from the non-payment of any such insurance premiums, taxes or assessments.

     37. [intentionally omitted]

     38. Environmental Warranties and Covenants. (a) Except as may otherwise be set forth on a Schedule hereto, Mortgagor makes the following representations and warranties: (i) Mortgagor is in compliance in all material respects with all applicable federal, state and local laws and regulations, including, without limitation, those relating to toxic and hazardous substances and other environmental matters (the "Laws"), and to the extent Mortgagor is not in compliance (whether material or not), Mortgagor shall remedy promptly any non-compliance, (ii) Mortgagor does not use any portion of the Mortgaged
Property in a manner that is not in material compliance with Laws, and to Mortgagor's best knowledge, the Mortgaged Property was not at any previous time used for the disposal, storage, treatment, processing or other handling of any hazardous or toxic substances in a manner that did not comply with the Laws,
(iii) the soil and any surface water and ground water which are a part of the Mortgaged Property do not contain any solid wastes, toxic or hazardous substance or contaminant which exceeds applicable action levels under applicable Laws and
(iv) neither the federal government nor the State of Indiana Department of Environmental Conservation or any other governmental or quasi governmental entity has filed a lien on the Mortgaged Property, nor are there any governmental, judicial or administrative actions with respect to environmental matters pending, or to the best of Mortgagor's knowledge, threatened, which involve the Mortgaged Property.

          (b) Mortgagor agrees that Mortgagee or its agents or representatives may in its judgment reasonably exercised, at any reasonable time and at Mortgagor's expense inspect Mortgagor's books and records and inspect and conduct any sampling or other tests on the Mortgaged Property to determine whether Mortgagor is in continuing compliance with the Laws, subject to the provisions of paragraph 3(b) of the Hazardous Substances Indemnity Agreement of even date to which Mortgagor is a party.

          (c) If any environmental contamination is found on the Mortgaged Property for which any removal or remedial action is required pursuant to Law, ordinance, order, rule, regulation or governmental action, Mortgagor agrees that it will at its sole cost and expense, take such removal or remedial action promptly and in accordance with Laws.

          (d) Mortgagor agrees to defend, indemnify and hold harmless Mortgagee, its employees, agents, officers and directors from and against any claims, actions, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limitation, reasonable attorney and consultant fees, investigations and laboratory fees, court costs and litigation expenses of whatever kind or nature known or unknown, contingent or otherwise) arising out of or in any way related to (i) the past or present disposal, release or threatened release of any hazardous or toxic substances on the Mortgaged Property; (ii) any personal injury (including wrongful death or property damage) arising out of or related to such hazardous or toxic substances; (iii) any lawsuit brought, settlement reached or government order given relating to such hazardous or toxic substances; and/or (iv) any violation of any law, order, regulation, requirement, or demand of any government authority, or any policies or requirements of Mortgagee, which are based upon or in any way related to such hazardous or toxic substances.

     (e) To Mortgagor's best knowledge, Mortgagor has not used any on-site or off-site locations where hazardous or toxic substances from the operation of any Improvement or otherwise have been stored, treated, recycled or disposed of, other than in accordance with Laws.

     (f) With respect to any lease or other occupancy of the Mortgaged Property (if consented to by Mortgagee), Mortgagor shall not knowingly permit the occupant, tenant or subtenant to conduct operations at the Mortgaged Property in a manner which involves use of hazardous or toxic substances other than in compliance with Laws.

     (g) Mortgagor acknowledges that any action Mortgagee takes under this Mortgage shall be taken to protect Mortgagee's security interest only; Mortgagee does not hereby intend to be involved in the operations of Mortgagor.

     (h) Mortgagor acknowledges that any determinations Mortgagee makes under this Section regarding compliance with environmental laws shall be made for Mortgagee's benefit only and are not intended to be relied upon by any other party.

     (i) The provisions of this Section shall be in addition to any other obligations and liabilities Mortgagor may have to Mortgagee at common law, and shall survive the transactions contemplated herein.

     (j) The term "hazardous substance" shall include, without limit, any substance or material defined in 42 U.S.C. Section 9601 (as the same may be amended from time to time), the Hazardous Materials Transportation Act (as amended from to time), and the Resource Conservation And Recovery Act (as each may be amended from time to time) and in any regulations adopted or promulgated pursuant to any of the foregoing.

          39. Events of Default. The whole of the principal sum of the indebtedness secured hereby and interest thereon, and all other sums due and payable hereunder shall become due, at the option of Mortgagee, if one or more of the following events (an "Event of Default") shall happen:

     (a) The occurrence of an "Event of Default" under the Note, any other Loan Document, under any other loan or debt of Mortgagor to Mortgagee, or under any other loan or debt from any guarantor to Mortgagee; or

     (b) If Mortgagor defaults in the payment of any tax, water rate or sewer rent or payment under any Pilot Agreement against the Mortgaged Property for 30 days after the same become due and payable or fails to exhibit to Mortgagee, within 30 days after demand, receipts showing payment of all taxes, water rates or sewer rents; or

     (c) The actual or threatened removal, demolition or structural alteration, in whole or in material part, of any Improvement, without the prior written consent of Mortgagee; or the removal, demolition or destruction in whole or in material part, of any Chattels without replacing the same with Chattels at least equal in quality and condition to those replaced, free from any security interest or other encumbrance thereon and free from any reservation of title thereto; or the commission of any material waste in respect to the Mortgaged Property; or

          (d) Failure of Mortgagor to pay within 15 days after notice and demand any installment of any assessment made against the Premises for local improvements, heretofore or hereafter made, which assessment is, or may become, a lien on the Premises prior to the lien of this Mortgage; or

          (e) Failure of Mortgagor to pay the said indebtedness secured by this Mortgage within 30 days after notice and demand, in the event of the passage after the date of this Mortgage of any federal, state or municipal law deducting from the value of land for the purpose of taxation any lien thereon, or changing in any way the laws now in force for the taxation of mortgages, or of debts secured by mortgages, or the manner of collection of any such taxes, so as to affect Mortgagee, this Mortgage or the indebtedness which is secured, notwithstanding that Mortgagor, before or after such notice, may have the option to pay or contest the payment of such tax; or

          (f) Failure of Mortgagor to maintain the Improvements on the Premises in a rentable or tenantable state of repair to the reasonable satisfaction of Mortgagee, for 30 days after notice of such failure has been given to Mortgagor, or to comply with any order or requirement of any municipal, state, federal or other governmental authority having jurisdiction of the Premises within 30 days after such order or requirement shall have been issued by any such authority; or failure of Mortgagor or of any tenant holding under Mortgagor, to comply with any and all and singular the statutes, requirements, orders or decrees of any federal, state or municipal authority relating to the use of the Mortgaged Property, or of any part thereof; or failure of Mortgagor to observe and timely perform all of the covenants, terms and provisions contained in any lease now or hereafter affecting the Premises or the Improvements or any portion thereof, on the part of the landlord to be observed and performed; or

          (g) Failure of Mortgagor, if a final judgment for the payment of money is entered against Mortgagor, to discharge such judgment or to have it stayed pending appeal within 30 days from the entry thereof, or if such judgment shall be affirmed on appeal, the failure to discharge such judgment within 30 days from the entry of such affirmance; or

          (h) Failure of Mortgagor to pay within 15 days after notice and demand any filing or refiling fees required hereunder; or

          (i) Failure of Mortgagor or any occupant of the Mortgaged Property, to allow or permit Mortgagee, or its duly authorized agent, to inspect said Mortgaged Property on reasonable notice from time to time during business hours; or

          (j) Default for 15 days after notice and demand in the observance or performance of any other covenant or agreement under this Mortgage; or

          (k) If any warranty or representation of Mortgagee contained herein or any other Loan Document is false or misleading in any material respect, or if any such statement omits to state any material fact which, by reason of such omission, is false or misleading; or

          (l) Occurrence of an "Event of Default" under the Promissory Note executed and delivered by Mortgagor to Mortgagee on even date herewith.

          40. Interest to Accrue. If the whole of the principal sum evidenced by the Note and interest, shall become due by exercise of the option of Mortgagee after default by Mortgagor under any of the terms, covenants and conditions of this Mortgage or the Note, or if the whole of said principal sum and interest shall mature and become due under the terms, covenants and conditions of this Mortgage and the Note regardless of default, if any, on the part of Mortgagor, then interest on said principal sum shall continue to accrue at the rate provided for in the Note, and in this Mortgage, until said principal sum is fully paid.

          41. Flood Insurance. In addition to the terms and provisions of this Mortgage with regard to insurance, if the Premises are determined to be in a special flood hazard area as determined by any governmental agency, Mortgagor shall insure the Premises and Improvements against loss or damage by flood, with coverage as is therein provided for by fire and other specified perils to the same extent and effect as if such flood insurance was therein specifically set forth.

          42. Costs, Expenses and Attorney's Fees. If after an Event of Default an action is commenced for the foreclosure of this Mortgage, Mortgagee shall be entitled to recover all sums due hereunder, statutory costs, and any additional allowances, including reasonable attorneys' fees in such proceeding and in all proceedings related to the foreclosing proceeding, and such amount shall be added to the principal balance and interest then due and shall be a lien on the Mortgaged Property prior to any right or title to, interest in or claim upon the Mortgaged Property attaching and accruing subsequent to the lien of this Mortgage, and shall be deemed to be secured by this Mortgage and the indebtedness which it secures.

          43. Intervening Liens. Should any agreement be hereafter entered into modifying or changing the terms of this Mortgage or the Note secured hereby in any manner, the rights of the parties to such agreement shall be superior to the rights of the holder of any intervening lien.

          44. Terms. It is understood and agreed that the words, "Mortgagor" and "Mortgagee" herein shall include the successors and assigns of Mortgagee and to the extent permitted hereby, the heirs, successors and assigns of Mortgagor. Where used herein, the word, "Mortgagor" may be read "Mortgagors" where applicable.

          45. Entire Agreement. This Mortgage and the other Loan Documents constitute the entire understanding between Mortgagor, any guarantors, and Mortgagee and to the extent that any writings not signed by Mortgagee or oral statements or conversations at any time made or had shall be inconsistent with the provisions of this Mortgage and the other Loan Documents, the same shall be null and void.

          46. Governing Law; Severability. This Mortgage shall be governed by the law of the jurisdiction in which the Mortgaged Property is located. In the event that any provision or clause of this Mortgage or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Mortgage or the Note which can be given effect without the conflicting provision, and to this end, the provisions of this Mortgage and the Note are declared to be severable.

          47. Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Mortgagor under this Mortgage, the Note and any and all other Loan Documents.

          48. Indemnification; Subrogation; Waiver of Offset. (a) Mortgagor shall indemnify, defend and hold Mortgagee harmless against: (i) any and all claims for brokerage, leasing, finders or similar fees which may be made relating to the Mortgaged Property or the loan which is the subject of the Note, and (ii) against any and all liability, obligations, losses, damages, penalties, claims, actions, suits, costs, and expenses (including its reasonable attorneys' fees, together with reasonable appellate counsel fees, if any) of whatever kind or nature which may be imposed on or incurred by Mortgagee at any time pursuant either to a judgment or decree or other order entered into by a court or administrative agency or to a settlement reasonably approved by Mortgagor, which judgment, decree, order or settlement relates in any way to or arises out of the offer, sale or lease of the Mortgaged Property or the ownership, use, occupation or operation of any portion of the Mortgaged Property.

          (b) If Mortgagee is made a party defendant to any litigation concerning the loan which is the subject of the Note, this Mortgage, the Mortgaged Property, or any part thereof, or any interest therein, or the occupancy thereof, then Mortgagor shall indemnify, defend and hold Mortgagee harmless from all liability by reason of said litigation, including reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Mortgagee in any such litigation, whether or not any such litigation is prosecuted to judgment. If Mortgagee commences an action against Mortgagor to enforce any of the terms hereof or to prosecute any breach by Mortgagor of any of the terms hereof or to recover any sum secured hereby, Mortgagor shall pay to Mortgagee such reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses. The right to such attorneys fees (together with reasonable appellate counsel fees, if any) and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If Mortgagor breaches any term of this Mortgage, Mortgagee may employ an attorney or attorneys to protect its rights hereunder, and in the event of such employment following any breach by Mortgagor, Mortgagor shall pay Mortgagee reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Mortgagee, whether or not an action is actually commenced against Mortgagor by reason of such breach.

     (c) A waiver of subrogation shall be obtained by Mortgagor from its insurance carrier and, consequently, Mortgagor waives any and all right to claim or recover against Mortgagee, its officers, employees, agents and representatives, for loss of or damage to Mortgagor, the Mortgaged Property, Mortgagor's property or the property of others under Mortgagor's control from any cause insured against or required to be insured against by the provisions of this Mortgage.

     (d) All sums payable by Mortgagor hereunder shall be paid without notice (except as may otherwise be provided herein), demand, counterclaim, set-off, deduction or defense and without abatement, suspension or reduction, and the obligations and liabilities of Mortgagor hereunder shall in no way be released, discharged or otherwise affected by reason of: (i) any damage to or destruction of or any condemnation or similar taking of the Mortgaged Property or any part thereof; (ii) any restriction or prevention of or interference with any use of the Mortgaged Property or any part thereof; (iii) any title defect or encumbrance or any eviction from the Premises or the Improvements or any part thereof by title superior or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation, or other like proceeding relating to Mortgagee, or any action taken with respect to this Mortgage by any trustee or receiver of Mortgagee, or by any court, in such proceeding; (v) any claim which Mortgagor has, or might have, against Mortgagee;
(vi) any default or failure of Mortgagee to perform or comply with any of the terms hereof or of any other agreement with Mortgagor; or (vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Mortgagor shall have notice or knowledge of any of the foregoing. Mortgagor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension or reduction of any sum secured hereby and payable by Mortgagor.

          49. Waiver of Jury Trial. Mortgagor and Mortgagee hereby waive trial by jury in any litigation in any court with respect to, in connection with, or arising out of this Mortgage or any other Loan Document, or any instrument or document delivered in connection with the loan which is the subject of the Note, or the validity, protection, interpretation, collection or enforcement thereof, or the relationship between Mortgagor and Mortgagee as borrower and lender, or any other claim or dispute howsoever arising between Mortgagor and Mortgagee.

          IN WITNESS WHEREOF, this Mortgage has been duly executed by Mortgagor.

                                   Disc Graphics, Inc.


                                   By:_____________________________
                                       Name:  Margaret Krumholz
                                       Title:   Chief Financial Officer

                                   SCHEDULE A
                                   DESCRIPTION


Lots 61, 62, 63, 64, 65, 66, 67 and 30 feet by parallel lines off the entire south side of lot numbered 68 in Kothe and Lieber's Addition to the City of Indianapolis, as per plat thereof, recorded in Plat Book 10, page 108, in the Office of the Recorder of Marion County, Indiana.

STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF SUFFOLK        )


     On January 16, 1998, before me, the undersigned, a Notary Public in New York State, personally appeared Margaret Krumholz personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                   ------------------------------
                                   Notary Public

















              This instrument was prepared by William Cornachio, an
                                attorney at law.





                       After recording, please return to:

                             William Cornachio, Esq.
                    McMillan, Rather, Bennett & Rigano, P.C.
                              48 South Service Road
                            Melville, New York 11747